                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [ X ]
                Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]     Preliminary Proxy Statement                      [   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials                  [   ]     Soliciting Materials Under Rule 14a-12
[   ]     Confidential, for use of the Commission
          only (as permitted by Rule 14a-6(e)(2))

                        HUGO INTERNATIONAL TELECOM, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)



Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:


[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                        HUGO INTERNATIONAL TELECOM, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS OF HUGO INTERNATIONAL TELECOM, INC.:

         A Special Meeting of Stockholders of Hugo International Telecom, Inc. will be held on December 15, 2001 at 9:30 a.m., local time, at our offices, 6 Waterside Drive, Langley Business Park, Langley Slough, Berkshire SL3 6EZ United Kingdom, to consider and act upon the following:

         1. To authorize the Board of Directors to amend the our Certificate of Incorporation to effect a one for 200 reverse stock split of our outstanding common stock; and

         2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         Stockholders of record at the close of business on December 3, 2001, which is the record date for the Meeting, are entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof. A Proxy and a Proxy Statement for the Meeting are enclosed.

         All stockholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please complete, sign, date and return the enclosed Proxy, which is solicited by our Board of Directors, to ensure that your shares are represented at the Meeting. Stockholders who attend the Meeting may revoke their Proxies and vote their shares in person.

                                         By Order of the Board of Directors,



                                         Michael Christmas
                                         Secretary

Date:  December __, 2001


IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                        HUGO INTERNATIONAL TELECOM, INC.


DAVID FODEN
President, Chief Executive Officer and Director


                                                               November __, 2001

To Hugo International Stockholders:

         I cordially invite you to attend a Special Meeting of Stockholders which will be held at our offices, 6 Waterside Drive, Langley Business Park, Langley Slough, Berkshire SL3 6EZ United Kingdom, on the 15th (day), December, 2001 at 9:30 a.m., local time.

         At the Meeting, you will be asked to consider, vote upon and approve the authorization of an amendment of our Certificate of Incorporation to effect a one for 200 reverse stock split of the our outstanding common stock. Such amendment was authorized by the Board of Directors by written consent dated November 21, 2001.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to complete, sign, date and mail the accompanying form of Proxy in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Meeting in person. The Proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Meeting. The prompt return of the Proxy will be of assistance in preparing for the Meeting and your cooperation in this respect will be greatly appreciated.

         Please read the formal notice of the Meeting and the Proxy Statement carefully. For those of you who cannot be present at the Meeting, I urge you to participate by completing, signing and returning your Proxy in the enclosed envelope. Your vote is important, and our management appreciates the cooperation of stockholders in directing proxies to vote at the Meeting.

                             Sincerely,



                             DAVID FODEN,
                             President, Chief Executive Officer and Director

                                                                PRELIMINARY COPY



                        HUGO INTERNATIONAL TELECOM, INC.

                                 PROXY STATEMENT


                         SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 15, 2001

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hugo International Telecom, Inc., a Delaware corporation. These proxies will be voted at a Special Meeting of Stockholders which will be held at the offices of the Hugo International, 6 Waterside Drive, Langley Business Park, Langley Slough, Berkshire SL3 6EZ United Kingdom, on December 15, 2001 at 9:30 a.m., local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and in this Proxy Statement. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is December __, 2001.


                       VOTING SECURITIES AND VOTE REQUIRED

         Stockholders of record as of the close of business on December 3, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof. As of the Record Date, our common stock and our Series A Convertible Preferred Stock are the only classes of our voting stock outstanding. Each holder of common stock on the Record Date is entitled to one vote for each share held. Each holder of a Series A Preferred on the record date will be entitled to one vote for each share held. The holders of the common stock and the Series A Preferred vote together as a single class. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock and Series A Preferred Stock is necessary to constitute a quorum at the Meeting.

         Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any proposals. The treatment of abstentions and broker "non-votes" is consistent with applicable Delaware law and our By-Laws.

         As of December __, 2001, ____________ shares of our common stock and 90,000 shares of our Series A Preferred were issued and outstanding.

                                VOTING OF PROXIES

         Proxies are solicited by our Board of Directors in order to provide every stockholder with an opportunity to vote on all matters that properly come before the Meeting, whether or not the stockholder attends in person. When the enclosed form of Proxy is properly signed, dated and returned, the shares represented will be voted by the persons named as Proxy in accordance with the stockholder's direction. If no direction is indicated, the shares will be voted as recommended by the Board of Directors. The enclosed Proxy confers discretionary authority to vote with respect to the transaction of such other business of a procedural nature or incidental to the Meeting as may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment. Any stockholder executing a Proxy may revoke that Proxy or may submit a revised Proxy at any time before it is voted. A stockholder may also vote in person by ballot at the Meeting, thereby canceling any Proxy previously returned.


                          SECURITY OWNERSHIP OF CERTAIN
               BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS


         The following table details certain information regarding ownership of our common stock and Series A Preferred, as of December __, 2001, by each person who owns 5% or more of our common stock or Preferred Stock or is a director or executive officer, and by all or our directors and officers as a group.

         The information contained in the table was provided by the persons listed. The calculations of the percent of shares beneficially owned are based on 20,500,000 shares of common stock and 90,000 shares of Series A Preferred outstanding on December __, 2001. The calculations of the percent of shares beneficially are based on 20,500,000 shares of common stock and 90,000 Series A Preferred.

                                                Number of Common                       Number of Preferred
                                              Shares Beneficially         Percent      Shares Beneficially       Percent
            Name and Address                          Owned               of Class            Owned              of Class
            ----------------                          -----               --------            -----              --------
David Foden                                           10,958,000             53.45%
Hugo International Ltd.
6 Waterside Drive
Langley Slough, Berkshire SL3 6EZ
United Kingdom

Michael Christmas                                         10,000               *
61 Franklin Avenue
Tadley Hants, United Kingdom
RG26 4EZ

                                                Number of Common                       Number of Preferred
                                              Shares Beneficially         Percent      Shares Beneficially       Percent
            Name and Address                          Owned               of Class            Owned              of Class
            ----------------                          -----               --------            -----              --------
Iain Bowles                                               10,000               *
34 Barrows Green Road
Oxted Surrey United Kingdom
RH8 ONL

Christopher Sukornyk                                   1,136,000              5.54%
70 Richmond Street East
Suite 301
Toronto, Ontario, Canada
M5C IN8

Gillian Foden                                          1,310,000              6.39%
Hugo International Ltd.
6 Waterside Drive
Langley Slough, Berkshire SL3 6EZ
United Kingdom

Maria Teresa Bodi-Bau                                                                             90,000            100%
Cerdah De Tallada, 2
Valencia 46004
Spain

All Directors and Executive Officers as               10,978,000             53.55%
a Group (3 persons)

------------

         *    Less than one percent.


                          REVERSE STOCK SPLIT PROPOSAL

General

         As of November 21, 2001, our Board of Directors authorized, subject to stockholder approval, a one for 200 reverse stock split of our outstanding common stock. David Foden, one of our directors and the owner of more than 50% of our outstanding common stock, has approved the proposal as a director and intends to vote in favor of the amendment. Approval is, therefore, assured. The intent of the reverse stock split is to reduce the issued and outstanding shares of common stock so as to increase the market price of our common stock and to enhance the stability of our common stock. If approved by the stockholders, the reverse stock split will be effected by an amendment to our Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix A, and will become effective upon the filing of the reverse stock split amendment in of Delaware.

         If approved by the stockholders, the reverse stock split would become effective on any date selected by the Board of Directors, although it is anticipated that the reverse stock split would be effected immediately after approval by the stockholder. However, notwithstanding approval of the reverse stock split proposal by our stockholders, the Board may elect not to file, or to delay the filing of, the amendment, if the Board of Directors determines that filing the reverse stock split amendment would not be in the best interest of our stockholders at such time.

         Assuming the reverse stock split is approved by our stockholders at the meeting, each stockholder's percentage ownership interest in Hugo International and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the reverse stock split. The Series A Preferred has not been specifically included in the reverse stock split proposal because its conversion rate into common stock automatically adjusts to reflect the reverse stock split.

Reasons for the Reverse Stock Split

         The shares of our common stock have been quoted on the Over-the-Counter Bulletin Board under the symbol "HGOI" since March 15, 2001. Since our shares have been listed for trading, its price has been extremely volatile ranging from a high bid of $___ per share to a low bid of $_____ per share. As a result, we have found it extremely difficult to obtain financing for our continued operations and the Board believes that the volatility in the current per share price of the common stock has limited our ability to obtain financing because of the reluctance of many financing sources to invest in our stock with wild gyrations in its stock price. The Board of Directors believes that if the reverse stock split is approved by the stockholders, our shares will have less market volatility which will aid in our efforts to obtain new financing. However, no assurance can be given that the market price of the common stock will become stable as a result of the reduction in the number of outstanding shares resulting from any reverse stock split, or that we would be successful in raising financing even if stability was achieved. If the reverse split is not approved, it is highly likely that we will not be able to receive that financing which is necessary for the continued operation of our business. In such an event, we may be forced to cease business operations.

Principal Effects of the Reverse Stock Split

         Subject to stockholder approval, the reverse stock split Proposal will be effected by filing an amendment to the our Certificate of Incorporation, and will be effective immediately upon such filing. Although we expect to file the reverse stock split amendment promptly following approval of the reverse stock split proposal, the actual timing of such filing will be determined by our management based upon their evaluation as to when such action will be most advantageous to us and our stockholders.

         Each stockholder that owns common stock will continue to own shares of common stock and will continue to share in our assets and future growth as a stockholder. Such interest will be represented by one-fiftieth as many shares as such stockholder owned before the reverse stock split, other than in the case of fractional shares where such stockholder's shareholdings shall be rounded up to the next whole share. The number of shares of common stock that may be purchased upon the exercise of outstanding convertible securities, including options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of common stock, including the Series A Preferred and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the effective date of the amendment, so that the aggregate number of shares of common stock issuable in respect of convertible securities immediately following the effective date will be one-fiftieth of the number issuable in respect thereof immediately prior to the effective date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

         The reverse stock split will also result in some stockholders owning "odd lots" of less than 100 shares of common stock received as a result of the reverse stock split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

         We are authorized to issue 50,000,000 shares of common stock, of which 20,500,000 shares were issued and outstanding at the close of business on the Record Date. As proposed and as effected, the amendment would reduce the number of issued and outstanding shares of common stock to 102,500.

         We are is also authorized to issue 1,000,000 shares of preferred stock, of which 400,000 were designated Series A Preferred, all of which were issued and outstanding at the close of business on the Record Date. The number of outstanding shares of the Series A Preferred will not be changed by the reverse stock split proposal because its conversion rate into common stock automatically adjusts to reflect the reverse stock split.

         As of December __, 2001, we had approximately ___ record holders of common stock and one holder of Series A Preferred and believes, based on information received from the transfer agent and those brokerage firms that hold our securities in custodial or "street" name, that such shares were beneficially owned by an aggregate of approximately 329 beneficial owners of common stock and one beneficial owner of Series A Preferred. After the reverse stock split, we will continue to have the same number of stockholders.

         The par value of the common stock will remain at $.001 per share following the reverse stock split, and the number of shares of the common stock outstanding will be reduced. The reverse stock split will not affect our retained deficit, and stockholders' equity will remain substantially unchanged.

         Effectuation of the reverse stock split proposal would not have had an effect on our $____ million consolidated net loss for the nine month period then ended. However, net loss per share of $.___ would have been proportionately increased to approximately $___. If the reverse stock split proposal is effected, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publicly available information of the company would be restated following the Effective Date to reflect the reverse stock split.

Exchange of Stock Certificates

         Assuming the reverse split proposal is approved by the stockholders and effectuated, stockholders will be required to exchange their stock certificates for new certificates representing the post-split number of shares of common stock. At the effective date, each share of the common stock issued and outstanding immediately prior thereto (the "Old common stock") will be reclassified as and changed into the appropriate fraction of a share of our common stock (the "New common stock"), subject to the treatment of fractional share interests as described below. Shortly after the effective date, we will send transmittal forms to the holders of the Old common stock to be used in forwarding their certificates formerly representing shares of Old common stock for surrender and exchange for certificates representing whole shares of New common stock. No certificates or scrip representing fractional share interests in the New common stock will be issued, and no such fractional share interest will entitle the holder thereto to vote or to any rights of a stockholder. Any fractional share interest will result in the adjustment of the number of shares upward to the nearest whole share.

         Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by our transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES IF AND UNTIL REQUESTED TO DO SO.

Federal Income Tax Consequences

         The following discussion describes the material federal income tax consequences of the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All stockholders should consult with their own tax advisors.

         This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

         STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

         We should not recognize any gain, or loss as a result of the reverse stock split. No gain or loss should be recognized by a stockholder who receives only common stock upon the reverse stock split. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of common stock held by a stockholder following the reverse stock split will equal the stockholder's aggregate basis in the common stock held immediately prior to the reverse stock split and generally will be allocated among the shares of common stock held following the reverse stock split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in shares of common stock combined in the reverse stock split should consult their own tax advisors to determine their basis in the post-reverse stock split shares common stock received in exchange therefor.

RECOMMENDATION

         Our Board of Directors unanimously recommends a vote "FOR" the proposal to approve the reverse stock split.

VOTE REQUIRED

         In accordance with applicable Delaware law, approval of reverse split proposal requires an affirmative vote of the holders of a majority of the outstanding shares of common stock and Series A Preferred voting together as a single class. David Foden, the owner of 53.45% of our issued and outstanding common stock has agreed to vote in favor of the proposal. Accordingly, approval of the proposal is assured.

                                  MISCELLANEOUS

         We will bear all of the costs of solicitation of proxies. In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview. The cost of soliciting proxies, which also includes the preparation, printing, and mailing of this Proxy Statement, will be borne by us. Solicitation will be made by us primarily through the mail, but certain of or employees, who will receive no compensation for their services other than their regular remuneration, may also solicit proxies by telephone, telegram, telex, telecopy, or personal interview. We will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in the names of such brokers and nominees and other "street names" and will reimburse them for any expenses incurred in connection therewith. We will also reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services.

         Under Delaware law and our Certificate of Incorporation, no appraisal rights are available to dissenting stockholders in regard to the reverse stock split proposal.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

      Any stockholder proposal which may be properly included in the proxy solicitation material for the 2002 annual meeting of stockholders must be received by our corporate secretary no later than January 31, 2002. Our mailing address for submission of any such proposal is given on the first page of this Proxy Statement.

      It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.


                                            By Order of the Board of Directors


                                            -----------------------------------
                                            Secretary

Date:  December __, 2001

                                   APPENDIX A
                        FORM OF CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        HUGO INTERNATIONAL TELECOM, INC.

Hugo International Telecom, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

         FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth the following amendment to the Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof.

         The resolution setting forth the proposed Amendment is as follows:

         RESOLVED, that, subject to Stockholder approval at the Special Meeting,
Article IV of the Certificate of Incorporation shall be amended as follows:

                  "Effective immediately upon the filing of this Amendment to the Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, the outstanding shares of Common Stock shall be and hereby are combined and reclassified as follows: each share of Common Stock shall be reclassified as and converted into one-fiftieth of a share of Common Stock; provided, however, that fractional shares of Common Stock will not be issued in connection with such combination and reclassification, and each holder of a fractional share of Common Stock shall receive a number of shares of Common Stock rounded up to the next whole number. Certificates representing shares combined and reclassified as provided in this Amendment are hereby canceled, and, upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive new certificates representing the shares resulting from such combination and reclassification."

         SECOND: That thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

         THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

         FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by David Foden, its President, this ________ day of ___________ 2001.


                                      HUGO INTERNATIONAL TELECOM, INC.


                                      By:
                                         --------------------------------------
                                               David Foden
                                               President

                        HUGO INTERNATIONAL TELECOM, INC.

          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED SHAREHOLDER of Hugo International Telecom, Inc. (the "Corporation") hereby appoints David Foden and/or Michael Christmas the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated on the proxy card, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders and at any and all adjournments and postponements thereof with respect to the matters described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

This Proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE REVERSE STOCK SPLIT IDENTIFIED ON THE PROXY CARD AND, IN THE DISCRETION OF THE PROXYHOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.

(1)      APPROVAL OF ONE FOR 200 REVERSE STOCK SPLIT

         [ ]      FOR the approval of an amendment to the Company's Articles of Incorporation to effect a one-for-200 reverse split of the Company's issued and outstanding Common Stock while keeping 50,000,000 authorized shares of Common Stock, and 1,000,000 authorized shares of Preferred Stock.

         []       WITHHOLD authority to vote for an amendment to the Company's
                      Articles of Incorporation to effect a one-for-200 reverse split of the Company's issued and outstanding Common Stock described above.

(2) IN THEIR DISCRETION, the proxy-holders are authorized to vote upon such other business as may properly come before the meeting and at any adjournments and postponements thereof.

                           Please date and sign exactly as your name appears to the left. When signing as a fiduciary, representative or corporate officer, give full title as such. If you receive more than one proxy card, please sign and return all cards received.


                           Dated:
                                 --------------------------------


                           --------------------------------------
                           Signature


                           --------------------------------------
                           Signature if held jointly


PLEASE PROMPTLY SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.